                             HAWAIIAN AIRLINES, INC.

                                  FEBRUARY 2005

                              FINANCIAL INFORMATION

NOTE (1):  CAUTIONARY STATEMENT

To comply with the monthly United States Trustee's Operating and Reporting
Requirements for Chapter 11 Cases, Hawaiian Airlines, Inc. (the "Company") is
filing with the bankruptcy court its unaudited condensed balance sheet as of
February 28, 2005, and related unaudited condensed statement of operations and cash flows for the one- and two-month period ended February 28, 2005, as well as supporting schedules and other financial information (the "Operating Report").
The Company is in the process of completing its year-end closing process, which is far more extensive than its preliminary monthly closing process. The Company expects that the final preparation and audit of the financial statements for the year ended December 31, 2004, will result in a variety of adjustments, some of which may be material and may have an impact on February 2005 results.
Therefore, THE COMPANY CAUTIONS AGAINST PLACING UNDUE RELIANCE ON THE
INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORT. When the Company
concludes its year-end closing process and audit, it will report final results in accordance with generally accepted accounting principles.

                             HAWAIIAN AIRLINES, INC.
          CONDENSED STATEMENT OF OPERATIONS (UNAUDITED - SEE NOTE (1))

(Actual amounts in thousands)                                ONE MONTH ENDED            TWO MONTHS ENDED
                                                               FEBRUARY 28,               FEBRUARY 28,
                                                            ------------------         ------------------
                                                                   2005                      2005
                                                            ------------------         ------------------

Operating Revenues:
  Passenger ...........................................     $           51,296         $          107,828
  Charter .............................................                  1,120                      2,680
  Cargo ...............................................                  2,265                      4,615
  Other ...............................................                  2,096                      4,496
                                                            ------------------         ------------------
    Total .............................................                 56,777                    119,619
                                                            ------------------         ------------------

OPERATING EXPENSES:
  Wages and benefits ..................................                 18,569                     37,422
  Aircraft fuel, including taxes and oil ..............                 11,855                     23,919
  Maintenance materials and repairs ...................                  4,440                      8,931
  Aircraft rent .......................................                  8,717                     17,425
  Other rental and landing fees .......................                  1,787                      3,737
  Sales commissions ...................................                    432                        940
  Depreciation and amortization .......................                    731                      1,455
  Other................................................                 10,682                     21,798
                                                            ------------------         ------------------
    Total .............................................                 57,213                    115,627
                                                            ------------------         ------------------

OPERATING INCOME (LOSS) ...............................                   (436)                     3,992
                                                            ------------------         ------------------

NONOPERATING INCOME (EXPENSE):
  Reorganization items, net ...........................                 (1,929)                    (3,881)
  Interest and amortization of debt expense ...........                   (111)                      (216)
  Gain (loss) on disposition of equipment .............                    (35)                       (35)
  Other, net ..........................................                    (23)                      (568)
                                                            ------------------         ------------------
    Total .............................................                 (2,098)                    (4,700)
                                                            ------------------         ------------------

NET LOSS BEFORE TAXES .................................                 (2,534)                      (708)

INCOME TAXES:
  Income tax benefit (expense) ........................                    629                       (492)
                                                            ------------------         ------------------
NET LOSS ..............................................     $           (1,905)        $           (1,200)
                                                            ==================         ==================

                             HAWAIIAN AIRLINES, INC.
               CONDENSED BALANCE SHEET (UNAUDITED - SEE NOTE (1))

(Actual amounts in thousands)                                            FEBRUARY 28,
                                                                             2005
                                                                      ------------------

ASSETS
Current Assets:
  Cash and cash equivalents .......................................   $          113,230
  Restricted cash .................................................               54,438
  Accounts receivable .............................................               32,833
  Inventories .....................................................                8,894
  Prepaid expenses and other ......................................               36,800
                                                                      ------------------
    Total current assets ..........................................              246,195
                                                                      ------------------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation ...........               53,540
  Reorganization value in excess of identifiable assets ...........               27,731
  Other assets ....................................................               34,896
                                                                      ------------------
    Total noncurrent assets .......................................              116,167
                                                                      ------------------

        Total Assets ..............................................   $          362,362
                                                                      ==================

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt ...............................   $               13
  Current capital lease obligation ................................                   44
  Accounts payable ................................................               51,741
  Accrued liabilities .............................................               31,911
  Air traffic liability ...........................................              143,751
                                                                      ------------------
    Total current liabilities .....................................              227,460
                                                                      ------------------

Noncurrent Liabilities:
  Long-term debt ..................................................                   30
  Other liabilities and deferred credits ..........................              213,721
                                                                      ------------------
    Total noncurrent liabilities ..................................              213,751
                                                                      ------------------

    Total Liabilities .............................................              441,211
                                                                      ------------------

Liabilities Subject to Compromise .................................              214,659
                                                                      ------------------

Shareholders' Deficit:
  Common and special preferred stock ..............................                  278
  Capital in excess of par value ..................................               60,084
  Notes receivable from optionholders .............................                  (49)
  Minimum pension liability adjustment ............................             (120,716)
  Unrealized gain/(loss) on hedge instruments .....................                4,591
  Accumulated deficit .............................................             (237,696)
                                                                      ------------------
    Shareholders' Deficit .........................................             (293,508)
                                                                      ------------------

        Total Liabilities and Shareholders' Deficit ...............   $          362,362
                                                                      ==================

                             HAWAIIAN AIRLINES, INC.
          CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED - SEE NOTE (1))

(Actual amounts in thousands)
                                                                                  ONE MONTH                 TWO MONTHS
                                                                                    ENDED                      ENDED
                                                                                 FEBRUARY 28,               FEBRUARY 28,
                                                                                     2005                       2004
                                                                               ------------------       ------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Loss ...........................................................     $           (1,905)      $           (1,200)

      Adjustments to reconcile net loss to net cash provided
       by operating activities before reorganization activities:
          Reorganization items, net ......................................                  1,929                    3,881
          Depreciation ...................................................                    699                    1,392
          Amortization ...................................................                     32                       63
          Net periodic postretirement benefit cost .......................                    660                    1,320
          Loss on disposition of property and equipment ..................                     35                       35
          Increase in restricted cash ....................................                 (4,843)                  (6,536)
          Increase in accounts receivable ................................                   (762)                  (9,512)
          Decrease (increase) in inventory ...............................                    636                     (367)
          Increase in prepaid expenses and other .........................                 (3,311)                    (199)
          Increase in accounts payable ...................................                    551                    4,644
          Increase in air traffic liability ..............................                  8,625                   14,219
          Increase (decrease) in accrued liabilities .....................                   (761)                     963
          Other, net .....................................................                  3,695                    1,343
                                                                               ------------------       ------------------
             Net cash provided by operating activities
              before reorganization activities ...........................                  5,280                   10,046
                                                                               ------------------       ------------------

      Reorganization activities:
          Professional fees paid .........................................                 (2,140)                  (4,311)
          Interest on accumulated cash balances ..........................                    211                      430
                                                                               ------------------       ------------------
             Net cash used by reorganization activities ..................                 (1,929)                  (3,881)
                                                                               ------------------       ------------------

             Net cash provided by operating activities ...................                  3,351                    6,165
                                                                               ------------------       ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment ................................                 (3,003)                  (3,455)
                                                                               ------------------       ------------------
             Net cash used in investing activities .......................                 (3,003)                  (3,455)
                                                                               ------------------       ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from optionholders notes receivable .......................                     20                       20
      Repayment of debt ..................................................                     (5)                      (9)
      Principal payments under capital lease obligation ..................                    (61)                    (138)
                                                                               ------------------       ------------------
             Net cash used in financing activities .......................                    (46)                    (127)
                                                                               ------------------       ------------------

             Net increase in cash and cash equivalents ...................                    302                    2,583
                                                                               ------------------       ------------------

Cash and Cash Equivalents - Beginning of Period ..........................                112,928                  110,647
                                                                               ------------------       ------------------

Cash and Cash Equivalents - End of Period ................................     $          113,230       $          113,230
                                                                               ==================       ==================

                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)
                           (UNAUDITED - SEE NOTE (1))

                                                FEBRUARY
                                                  2005
                                            -----------------

SCHEDULED  TOTAL

                        PAX                          423,895
                        RPMS                     450,269,175
                        ASMS                     539,208,797
                        LF                             83.5%

CHARTER
                        PAX                            6,446
                        RPMS                      17,900,542
                        ASMS                      20,433,166
                        LF                             87.6%

SYSTEM TOTAL (INCLUDES CHARTERS)

                REV PAX                              430,341
                RPMS (000)                           468,170
                ASMS (000)                           559,642
                CARGO/MAIL TON MI                  5,968,297
                LOAD FACTOR (%)                        83.7%